UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange

Act
Date of Report (Date of Earliest Event Reported):
March 25, 2025
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Explanatory Note
On March 7, 2025, Cal-Maine Foods, Inc. (“Cal-Maine Foods,” the “Company,” “we,” “us” or “our”) filed a definitive
Information Statement on Schedule 14C (the “Information Statement”) with the Securities and Exchange Commission.
As set forth in more detail below, this Form 8-K is filed to inform the Company’s security holders that certain actions
contemplated by the Information Statement have occurred, namely (i) the Lender Consent, as defined in the Information
Statement, was obtained, as described in Item 1.01 of this Form 8-K, (ii) the Third Amended and Restated Certificate of
Incorporation of the Company (“Restated Charter”) was filed with the Delaware Secretary of State on March 27, 2025
(the “Restated Charter Effective Date”), (iii) the Amended and Restated Bylaws of the Company (“Restated Bylaws”)
became effective on the Restated Charter Effective Date, and (iv) the Company took certain actions related to corporate governance contemplated by the Information Statement, as described in Item 8.01 of this Form 8-K. In addition, the
Company has entered into Indemnification Agreements with its directors and certain officers as described in Item 1.01.
Item 1.01 Entry into a Material Definitive Agreement
Lender Consent (Second Amendment to Amended and Restated Credit Agreement)
On March 25, 2025, the Company entered into the Second Amendment to Amended and Restated Credit Agreement (as
amended, the “Credit Agreement”) between Cal-Maine Foods, Inc. and certain subsidiaries as guarantors, BMO Bank
N.A. as administrative agent and the lenders party thereto (the “Second Amendment”). Under the Credit Agreement, a
Change of Control is an event of default. The Second Amendment amended the definition of Change of Control to exclude from that definition the conversion (the “Class A Conversion”) of all outstanding shares of the Company’s Class
A Common Stock, par value $0.01 per share, into Common Stock, par value $0.01 per share (“Common Stock”), in accordance with the Agreement Regarding Conversion (the “Conversion Agreement”) dated as of February 25, 2025 among the Company, DLNL, LLC and each member of DLNL, LLC. The Second Amendment constitutes the Lender
Consent as defined in the Information Statement.
Under the Second Amendment, prior to the Class A Conversion, the definition of Change of Control is unchanged. On and after the Class A Conversion, Change of Control will mean any of (i) the acquisition by any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 30.0% or more of the outstanding capital stock or other equity interests of the Company on a fully-diluted basis, (ii) the failure of individuals who are members of the board of directors (or similar governing body) of the Company on the effective date of the Second Amendment (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the effective date of the Second Amendment or previously so approved) to constitute a majority of the board of directors (or similar governing body) of the Company, or (iii) any “Change of Control” (or words of like import), as defined in any agreement or indenture relating to any issue of Material Indebtedness of any Loan Party or any Subsidiary of a Loan Party (each as defined in the Credit Agreement), shall occur.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Indemnification Agreements
Effective as of March 25, 2025, the Company entered into an Indemnification Agreement (“Indemnification Agreement”)
with each of the Company’s directors and certain officers. The officers who entered into Indemnification Agreements are
Adolphus B. Baker (Board Chair and director), Sherman L. Miller (President, Chief Executive Officer and director), Max
P.

Bowman (Vice President, Chief Financial Officer,

Treasurer, Secretary and director), Robert L. Holladay,

Jr. (Vice
President and General Counsel), Michael T. Walters

(Vice President–Operations and Chief Operating Officer), Scott D.
Hull (Vice President–Sales) and Matthew S. Glover (Vice

President–Accounting).

Each Indemnification Agreement is intended to provide protection against personal liability for individuals serving in these capacities, thereby encouraging the retention and attraction of highly capable personnel.
Each Indemnification Agreement provides that the Company will indemnify the director or officer, to the fullest extent permitted by law, against any and all expenses, liabilities, losses, judgments, fines, and amounts paid in settlement that arise from his or her role within the Company.

This indemnification includes the advancement of expenses incurred in defending any such proceeding.

Any such advancement of expenses is subject to the receipt of a written request and undertaking from the officer or director that the officer or director will repay any advanced funds if it is ultimately determined that he or she is not entitled to indemnification.
Each Indemnification Agreement outlines the process for determining whether the officer or director is entitled to indemnification.

This determination will be made by (i) the Board, (ii) a committee consisting solely of disinterested directors, (iii) independent counsel selected by the Board, or (iv) the Company’s stockholders, depending on the circumstances (each, a “Reviewing Party”).

However, if the officer or director is successful in defending any proceeding, he or she will be indemnified against expenses incurred in connection with the defense, without the need for further authorization or determination by the Reviewing Party.
In the event of a “change in control” of the Company (as defined in the Indemnification Agreement), each
Indemnification Agreement includes specific provisions to safeguard the rights of the officer or director.

After a change
in control, the determination of the officer or director’s entitlement to indemnification will be made by an independent counsel.
The rights provided under each Indemnification Agreement are in addition to any other rights the officer or director may have under the Company’s certificate of incorporation, bylaws, applicable law,

or other agreements.

Each
Indemnification Agreement also requires the Company to cover the officer or director under the Company’s directors’
and officers’ liability insurance policies.
The duration of each Indemnification Agreement extends until ten years after the officer or director ceases to serve in his or her role as an officer, director or employee, or one year after the final disposition of any proceeding related to his or her service, whichever is later.

Each Indemnification Agreement is binding on the Company and its successors and assigns.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Indemnification Agreement, which is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
On the Restated Charter Effective Date, the Company filed the Restated Charter with the Delaware Secretary of State and the Restated Charter became effective upon filing. The Restated Bylaws also became effective on the Restated Charter
Effective Date. The Restated Charter and Restated Bylaws modified the rights of the holders of a class of securities of the
Company registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, namely the
Company’s Common Stock.
Under the Conversion Agreement, DLNL, LLC agreed not to cause the Class A Conversion prior to the Restated Charter
Effective Date or the date the Company obtained the Lender Consent, whichever is later. Because those conditions have been met, the Class A Conversion may now occur at any time. However, DLNL, LLC is not required to implement the
Class A Conversion, and there is no assurance that the Class A Conversion will occur or, if it occurs, when it will occur.
Descriptions of the provisions adopted or changed by the Restated Charter and, if applicable, the previous provision are included in the Information Statement under the heading “
The Restated Charter – Description of the Restated Charter
,”
which is incorporated herein by reference.
Descriptions of the provisions adopted or changed by the Restated Bylaws and, if applicable, the previous provision are included in the Information Statement under the heading “
The Conversion Agreement – Restated Bylaws
,” which is
incorporated herein by reference.
The description of the Common Stock after the Restated Charter Effective Date is included in the Information Statement in the section titled “
Description of Capital Stock
,” which is incorporated herein by reference.

The foregoing descriptions of the Common Stock, Restated Charter and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Charter and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers
Effective March 27, 2025, the Company entered into Indemnification Agreements with certain officers and the description of such agreements in Item 1.01 is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As contemplated by the Information Statement, the Restated Charter and Restated Bylaws became effective on the
Restated Charter Effective Date. The information in Item 3.03 is incorporated herein by reference.
Item 8.01 Other Events.
As contemplated by

the Information Statement,

the Company’s Board of

Directors (the “Board”)

took the following

actions
related to corporate governance on March 25, 2025:

●
appointed Letitia C. Hughes

to serve as lead

independent director in accordance

with Section 2.6 of

the Restated
Bylaws;

● established a Nominating and Corporate Governance Committee of the Board (the “N&CGC”), adopted a charter for the

N&CGC (the

“N&CGC Charter”),

appointed Letitia

C. Hughes,

James E.

Poole, Steve

W.

Sanders and
Camille S. Young,

all independent directors,

to serve on

the N&CGC, and

appointed Steve W.

Sanders as Chair
of the N&CGC;
● adopted a new charter for its Audit Committee; and
● adopted a new charter for its Compensation Committee.
The members and chairs of the Audit Committee and Compensation Committee were not changed.
Copies of the N&CGC Charter and new

charters for the Compensation Committee and Audit

Committee can be found on
the Company’s

website at www.calmainefoods.com

under “Investor Relations

– Corporate Governance.”

Information on
the Company’s website is not part of this Form 8-K.
In connection with the adoption of the new charter for the Compensation Committee, the Amended and Restated Cal-
Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan was amended to provide that the plan is administered by the
Compensation Committee instead of the Company’s Long-Term

Incentive Plan Committee (“LTIP Committee”).
Because the LTIP Committee had no

other responsibilities, the Board dissolved the LTIP Committee.

A copy of such
amendment is filed as Exhibit 99.3 hereto.

Item 9.01.

Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
3.1
Third Amended and Restated Certificate of Incorporation
3.2
Amended and Restated Bylaws
99.1
Second Amendment entered into as of March 25, 2025 to Amended and Restated Credit Agreement
between Cal-Maine Foods, Inc. and certain subsidiaries as guarantors, BMO Bank N.A. as administrative agent and the lenders party thereto
99.2
Form of Indemnification Agreement with Directors and Officers
99.3
Amendment No. 1 to the Amended and Restated Cal-Maine Foods, Inc. 2012 Omnibus Long-Term
Incentive Plan
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements for

the Securities Exchange Act of 1934, the

registrant has duly caused this

report to be signed

on
its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: March 27, 2025
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer